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                          SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), is made as of January 31, 2000, by and between CYNET, Inc., a corporation organized under the laws of the State of Texas, U.S.A., with headquarters located at 12777 Jones Road, Suite 400, Houston, Texas 77070 (the "Company") and the Augustine Fund, L.P., an Illinois limited partnership with its headquarters at 141 West Jackson Boulevard, Suite 2181, Chicago, Illinois 60604 (the "Buyer").

                                    RECITALS

     A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act") and Section 4(2) under the 1933 Act;

     B. The Buyer desires to purchase from the Company, and the Company desires to sell to the Buyer, for the amounts and upon the terms and conditions stated in this Agreement, in a closing (the "Closing") as herein described, certain of the Company's convertible notes as listed and described in Recital B(i) immediately below, and certain warrants as listed and described in Recital B(ii) below.

       (i) At the Closing (the "Closing"), the Company's Series A Eight Percent (8%) Convertible Notes, the form of which is attached hereto as Exhibit A (the "Notes"), which may be converted into Class A voting common stock of the Company, no par value per share ("Common Stock"), upon the terms and conditions hereof and upon the terms and conditions of the Notes. The purchase price for the Notes sold pursuant to this Agreement shall be as stated in Section 1(a) below.
            The total aggregate face amount of the Notes to be issued and sold by the Company at the Closing is One Million Six Hundred Thousand and no/100 United States Dollars ($1,600,000.00), all in accordance with the terms of this Agreement and of the Notes.

       (ii) At the Closing, as additional consideration for Buyer's purchase of the Notes, a warrant (the "Warrants") to purchase 160,000 shares of Common Stock at a purchase price per share equal to one hundred twenty percent (120%) of the average of the closing bid prices for the Common Stock during the five (5) trading days prior to the Closing Date (defined below), which Warrants must be exercised if at all within three (3) years after the date of issuance. The Warrants shall be substantially in the form attached hereto as Exhibit B.

     The Common Stock into which the Notes may (in accordance with their terms) be convertible shall be collectively referred to herein as the "Conversion Shares." Certain shares of Common Stock may (at the Company's option as described in the Notes) be issued to the Buyer in payment of interest (the "Interest Shares"). The Common Stock received upon exercise of the

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Warrants shall be referred to as the "Warrant Shares." The Notes, the
Conversion Shares, the Interest Shares (if any), the Warrants and the Warrant Shares may be collectively referred to herein as the "Securities."

     C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement (the "Registration Rights Agreement") substantially in the form of Exhibit C attached hereto pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

                                 AGREEMENTS

     NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the Company and the Buyer hereby agree as follows:

     1.       PURCHASE AND SALE OF SECURITIES.

     a. PURCHASE. The Buyer hereby agrees to purchase from the Company, and the Company agrees to sell to the Buyer, $1,600,000.00 in aggregate principal amount of Notes at the Closing. The purchase price (the "Purchase Price") for the Notes purchased at the Closing shall be $1,600,000.00.

     b. THE CLOSING. The date of the Closing (the "Closing Date") shall be January 31, 2000. The Purchase Price for the Notes being purchased at the Closing shall be delivered to the Escrow Agent (as defined in the Escrow Agreement substantially in the form of Exhibit D attached hereto (the "Escrow Agreement")) on behalf of the Company on or before the Closing Date. On or before the Closing Date, the Company shall deliver the original Notes and Warrants (or a facsimile of the signature pages thereof, with the originals to follow via express courier within one (1) business day) being purchased at the Closing, duly issued, authorized and executed by the authorized officers on behalf of the Company, to the Escrow Agent (as defined in the Escrow Agreement) on behalf of the Buyer.

     c. FORM OF PAYMENT. The Buyer shall pay the Purchase Price for the Securities purchased at the Closing by wire transfer of immediately available funds in United States Dollars, to be deposited into the Escrow Account as defined in the Escrow Agreement, against delivery to the Escrow Agent of duly executed Notes and Warrants being purchased by the Buyer hereunder at such Closing. The Escrow Agent shall be responsible for delivery of the Purchase Price to the Company and the Notes and Warrants to the Buyer in accordance with the terms of the Escrow Agreement and with the instructions of the said parties.

     2.       BUYER'S REPRESENTATIONS AND WARRANTIES.

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     The Buyer understands, agrees with, and represents and warrants to the
Company with respect to its purchase hereunder, that:

     a. INVESTMENT PURPOSES; COMPLIANCE WITH 1933 ACT. The Buyer is purchasing the Securities for its own account for investment only and not with a view towards, or in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the 1933 Act and applicable state securities laws. The Buyer is not purchasing the Securities for the purpose of covering short sale positions in the Common Stock established on or prior to the Closing Date. The Buyer agrees to offer, sell or otherwise transfer the Securities only (i) in accordance with the terms of this Agreement, the Notes and the Warrants, as applicable, and (ii) pursuant to registration under the 1933 Act or to an exemption from registration under the 1933 Act and any other applicable securities laws. The Buyer does not by its representations contained in this Section 2(a) agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time pursuant to a registration statement or in accordance with an exemption from registration under the 1933 Act, in all cases in accordance with applicable state and federal securities laws. The Buyer understands that it shall be a condition to the issuance of the Conversion Shares, the Warrant Shares and the Interest Shares (if any) that the Conversion Shares, the Warrant Shares and the Interest Shares (if any) be and are subject to the representations set forth in this Section 2(a).

     b. ACCREDITED INVESTOR STATUS. The Buyer is an "accredited investor" as that term is defined in Rule 501 (a) of Regulation D. The Buyer has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment made pursuant to this Agreement. The Buyer is aware that it may be required to bear the economic risk of an investment made pursuant to this Agreement for an indefinite period of time, and is able to bear such risk for an indefinite period.

     c. RELIANCE ON EXEMPTIONS. The Buyer understands the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the applicable United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, acknowledgments, understandings, agreements and covenants of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

     d. INFORMATION. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask all such questions of the Company as they have in their discretion deemed advisable. The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to an informed investment decision with respect to the investment made pursuant to this Agreement.

     e. NO GOVERNMENT REVIEW. The Buyer understands that no United States federal or state agency or any other government or governmental agency has approved or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

     f. TRANSFER OR RESALE. The Buyer understands that: (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless either (a) subsequently registered thereunder or (b) the Buyer shall have delivered to the Company an opinion by counsel reasonably satisfactory to the Company, in form, scope and substance reasonably satisfactory to the Company, to the effect that the securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, (ii) any sale of such securities made in reliance on Rule 144 (as hereafter defined) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person though whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder and applicable state securities laws, and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Registration Rights Agreement).

     g. LEGEND. The Buyer understands that the Notes, the Warrants, and until such time as the Conversion Shares, the Warrant Shares and the Interest Shares (if any) (collectively, the "Registrable Securities"), have been registered under the 1933 Act as contemplated by the Registration Rights Agreement or otherwise may be sold by the Buyer pursuant to Rule 144 (as amended, or any applicable rule which operates to replace said Rule) promulgated under the 1933 Act ("Rule 144"), the stock certificates representing the Registrable Securities will bear a restrictive legend (the "Legend") in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "LAWS"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE LAWS, OR (II) AN OPINION OF COUNSEL PROVIDED TO THE ISSUER IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE LAWS DUE TO AN AVAILABLE EXCEPTION TO OR EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE LAWS.

     The Legend shall be removed and the Company will issue certificates without the Legend to the holder of the applicable Notes or any Registrable Securities upon which the Legend is stamped, in accordance with Section 5(b).

     h. AUTHORIZATION; ENFORCEMENT. This Agreement, the Registration Rights Agreement and the Escrow Agreement have been duly and validly authorized, executed and delivered by the Buyer and are each and collectively valid and binding agreements of the Buyer enforceable in accordance with their terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

     3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company understands, agrees with, and represents and warrants to the Buyer that:

     a. ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, except as would not have a Material Adverse Effect (as defined below), and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the operations, properties or financial condition of the Company taken as a whole. The Common Stock is eligible to trade and is listed for trading on the OTC BULLETIN BOARD MARKET. The Company has received no notice, either written or oral, with respect to the continued eligibility of the Common Stock for such listing, and the Company has maintained all requirements for the continuation of such listing, and the Company does not reasonably anticipate that the Common Stock will be delisted from the OTC BULLETIN BOARD MARKET for the foreseeable future. The Company has complied or will timely comply with all requirements of the National Association of Securities Dealers and the OTC BULLETIN BOARD MARKET with respect to the issuance of the Securities.

     b. AUTHORIZATION; ENFORCEMENT. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and the Escrow Agreement, to issue and sell the Notes and the Registrable Securities in accordance with the terms hereof, and to perform its obligations under the Notes in accordance with the requirements of the same, (ii) the execution, delivery and performance of this Agreement, the Notes, the Warrants, the Registration Rights Agreement and the Escrow Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required, (iii) this Agreement, the Registration Rights Agreement, the Escrow Agreement and, on the Closing Date, the Notes and Warrants sold at the Closing, have been duly and validly authorized, executed and delivered by the Company, and (iv) this Agreement, the Notes (when issued), the Warrants (when issued), the Registration Rights

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Agreement and the Escrow Agreement constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting, generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application. The Company (and its legal counsel) has examined this Agreement and is satisfied in its sole discretion that this Agreement and the accompanying Exhibits, Schedules and the Addenda, if any, are in accordance with Regulation D and the 1933 Act and are effective to accomplish the purposes set forth herein and therein.

     c. CAPITALIZATION. As of December 1, 1999, the authorized Class A common stock of the Company consists of 40,000,000 shares of Common Stock of which 26,665,000 shares were issued and outstanding. There are 116,000 shares of preferred stock that are convertible on a "one for one" basis into Common Stock. All of such outstanding shares have been validly issued and are fully paid and nonassessable. No shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances. Except for the above-referenced preferred stock and as disclosed in Schedule 3(c) (attached if applicable), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities except those issued or to be issued to Houston Equal Opportunity Fund, LP ("HEOF" whose general partner is Enron Economic Development Corporation) in a transaction parallel to Buyer's transaction and whose terms are pari passu or junior to those of the Buyer, and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except as provided herein, in Schedule 3 and in the Registration Rights Agreement). If requested by the Buyer, the Company has furnished to the Buyer, and the Buyer acknowledges receipt of same by its signature hereafter, true and correct copies of the Company's Articles of Incorporation, as amended, as in effect on the date hereof ("Articles of Incorporation"), and the Company's Bylaws, as in effect on the date hereof (the "Bylaws").

     d. ISSUANCE OF SECURITIES. The Registrable Securities are all duly authorized and reserved for issuance, and in all cases upon issuance shall be validly issued, fully paid and non-assessable, free from all taxes, liens and charges with respect to the issue thereof, and will not be subject to preemptive rights or other similar rights of stockholders of the Company.

     e. ACKNOWLEDGMENT REGARDING BUYER'S PURCHASE OF THE SECURITIES. The
Company acknowledges and agrees that the Buyer is not acting as financial advisor to or fiduciary of the Company (or in any similar capacity with respect to this Agreement or the transactions contemplated hereby), that this Agreement and the transactions contemplated hereby, and the relationship between the Buyer and the Company, are and will be considered "arms-length" notwithstanding any other or prior agreements or nexus between the Buyer and the Company, whether or not disclosed, and that any statement made by the Buyer, or any of its representatives or agents, in connection with this

Agreement and the transactions contemplated hereby is not advice or a recommendation, is merely incidental to the Buyer's purchase of the Securities and has not been relied upon in any way by the Company, its officers or directors. The Company further represents to the Buyer that the Company's decision to enter into this Agreement and the transactions contemplated hereby have been based solely upon an independent evaluation by the Company, its officers and directors.

     f. NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances which would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the 1933 Act and specifically in accordance with the provisions of Regulation D. The transactions contemplated hereby are exempt from the registration requirements of the 1933 Act, assuming the accuracy of the representations and warranties contained herein of the Buyer.

     g. NO CONFLICTS. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Articles of Incorporation or Bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Except as set forth in Schedule 3(g) (attached if applicable), neither the Company nor any of its subsidiaries is in violation of its Articles of Incorporation or other organizational documents, and neither the Company nor any of its/subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible defaults or rights as would not, in the aggregate or individually, have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted so long as the Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations which neither singly or in the aggregate would have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws (any of which exceptions are set forth in Schedule 3(g)), the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Notes, the Warrants, the Registration Rights Agreement or the Escrow Agreement in accordance with the terms hereof and thereof, or to perform its

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obligations with respect to the Notes exactly as described in the Notes (once issued), and with respect to the Warrants exactly as described in the Warrants (once issued).

      h. SEC DOCUMENTS; FINANCIAL STATEMENTS. Except as disclosed on Schedule 3(h) hereof, since at least September 30, 1999, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Buyer as requested by the Buyer true and complete copies of the SEC Documents, except for such exhibits, schedules and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer (including the information referred to in Section 2(d) of this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, in each case of clause (i) and (ii) next above which, individually or in the aggregate, are not material to the financial condition, business, operations, properties, operating results or prospects of the Company. The SEC Documents contain a complete and accurate list of all written and oral contracts, agreements, leases or other instruments to which the Company or any subsidiary is a party or by which the Company or any subsidiary is subject which are required by the rules and regulations promulgated by the SEC to be so listed (each a "Contract"). None of the Company, its subsidiaries or, to the best of the Company's knowledge, any of the other parties thereto, is in breach or violation of any Contract, which breach or violation would, or with the lapse of time, the giving of notice, or both, have a Material Adverse Effect.

     i. ABSENCE OF CERTAIN CHANGES. Except as disclosed in the SEC
Documents, since at least January 1, 1999, there has been no material adverse change and no material adverse development in the business, properties, operation, financial condition, results of operations or prospects of the Company. The Company has not taken any steps, and does not currently have any reasonable expectation of taking any steps, to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge that its creditors intend to initiate involuntary bankruptcy proceedings. The Company shall, at least until Buyer no longer holds any of the Securities, maintain its corporate existence in good standing and shall pay all taxes when due except for taxes it reasonably disputes.

     j. ABSENCE OF LITIGATION. Except as set forth in Schedule 3(j)
(attached if applicable), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein.

     k. FOREIGN CORRUPT PRACTICES. Neither the Company nor any of its subsidiaries, nor any officer, director or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for or on behalf of the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     l. BROKERS; NO GENERAL SOLICITATION. The Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement and the transactions contemplated hereby, other than to Delano Group Securities and to Wall Street Concepts. The Company and the Buyer both acknowledge that no other broker or finder was involved with respect to the transactions contemplated hereby, other than Delano Group Securities and Wall Street Concepts. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to the Securities being offered hereby. The Company has agreed to compensate Delano Group Securities by delivering to it 10,000 shares of Common Stock, which shares shall be delivered to the Escrow Agent within five (5) business days after the Closing Date, and which shares shall be included for registration along with the securities subject to the Registration Rights Agreement. The Company has agreed to compensate Wall Street Concepts with a cash payment or payments to be made separate from the closing of the transactions contemplated herein.

     m. ACKNOWLEDGMENT OF DILUTION. The number of Conversion Shares issuable upon conversion of the Notes may increase substantially in certain circumstances, including the circumstance wherein the trading price of the Common Stock declines. The Company's executive officers and directors have studied and fully understand the nature of the securities being sold hereunder and recognize they have a potential dilutive effect. The board of directors of the Company has concluded in its good faith business judgment that such issuance is in the best interests of the Company. The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Notes is binding upon it and enforceable regardless of the dilution that such issuance may have on the ownership interests of other stockholders.

     n. ELIGIBILITY TO FILE REGISTRATION STATEMENT. The Company is currently eligible to file a registration statement with the SEC either on Form SB-1 or Form SB-2 under the 1933 Act.

     o.       (Intentionally Omitted.)

     p. NON-DISCLOSURE OF NON-PUBLIC INFORMATION. (a) The Company shall in no event disclose non-public information to the Buyer, advisors to or representatives of the Buyer unless prior to such disclosure of information the Company marks such information as "non-public information - confidential" and provides the Buyer, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Buyer, its advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Buyer.

          (b) Nothing herein shall require the Company to disclose non-public information to the Buyer, its advisors or representatives, and the Company represents that it does not disseminate non-public information to investors who purchase stock in the Company in a public offering, to money managers or to securities analysts; provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Buyer and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the registration statement to be filed pursuant to the Registration Rights Agreement, would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Nothing herein shall be construed to mean that such persons or entities other than the Buyer (without the written consent of the Buyer prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that, based upon such due diligence by such persons or entities, that the registration statement contains an untrue statement of a material fact or omits a material fact required to be stated in such registration statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

     4.       COVENANTS.

     a. BEST EFFORTS. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

     b. SECURITIES LAWS. The Company agrees to timely file a Form D (or equivalent form required by applicable state law) with respect to the Securities if and as required under Regulation D and applicable state securities laws and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as is necessary to sell the Securities being sold to the Buyer on each such date under applicable securities laws of the United States and the relevant state(s), and shall if specifically so requested provide evidence of any such action so taken to the Buyer on or prior to the Closing Date.

     c. REPORTING STATUS. So long as the Buyer beneficially owns any of the Securities, the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations hereunder would permit such termination.

     d. USE OF PROCEEDS. The Company will use the proceeds from the sale of the Securities for the payment of production expenses, securities issuance and legal expenses and general operational expenses.

     e. FINANCIAL INFORMATION. Until such time as the Buyer no longer beneficially owns Notes and Warrants, or the Common Stock into which the Notes are convertible and/or the Warrants are exercisable, the Company agrees to send the following reports to the Buyer: (i) after filing with the SEC, a copy of each of its Annual Reports, its quarterly Reports, and any reports filed on Form 8-K; and (ii) as soon as practicable after release thereof, copies of all press releases issued by the Company or any of its subsidiaries.

     f. RESERVATION OF SHARES. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the issuance of all of the Conversion Shares, the Warrant Shares and the Interest Shares (if any). Prior to complete conversion of the Notes and exercise of the Warrants, the Company shall not reduce the number of shares of Common Stock reserved for issuance hereunder without the written consent of the Buyer except for a reduction proportionate to a reverse stock split effected for a business purpose other than affecting the requirements of this Section, which reverse stock split affects all shares of Common Stock equally.

     g. LISTING. Upon the Closing, the Company shall promptly secure the listing of the Common Stock underlying the Notes and the Warrants upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of shares of Registrable Securities from time to time issued under the terms of this Agreement and the Registration Rights Agreement. The Company shall at all times comply in all respects with the Company's reporting, filing and other obligations under the by-laws or rules of the National Association of Securities Dealers and the OTC BULLETIN BOARD MARKET (or such other national securities exchange or market on which the Common Stock may then be listed, as applicable).

     h. PROSPECTUS DELIVERY REQUIREMENT. The Buyer understands that the 1933
Act requires delivery of a prospectus relating to the Common Stock in connection with any sale thereof pursuant to a registration statement under the 1933 Act covering any resale by the Buyer of the Common Stock being sold, and the Buyer shall comply with any applicable prospectus delivery requirements of the 1933 Act in connection with any such sale. The Company shall have the unequivocal right to rely upon the Buyer's representation contained in this Section 4(h), and thus, with respect to any resales by the Buyer pursuant to a registration statement of Common Stock issued to the Buyer upon conversion of the Notes (or in payment of interest on the Notes) or upon exercise of the Warrants, such Common Stock shall not contain a restrictive legend of any kind.

     i. INTENTIONAL ACTS OR OMISSIONS. Neither party shall intentionally perform any act that if performed, or omit to perform any act which if omitted to be performed, would prevent or excuse the performance of this Agreement or any of the transactions contemplated hereby.

     j. NO SHORTING. As a material inducement for the Company to enter into this Agreement, the Buyer represents that it has not as of the date hereof, and covenants on behalf of itself and its affiliates that neither Buyer nor any affiliate of Buyer will at any time in which the Buyer or any affiliate of the Buyer beneficially owns any of the Securities, engage in any short sales of, or hedging or arbitrage transactions with respect to, the Common Stock, or sell "put" options or similar instruments with respect to the Common Stock. The Company acknowledges that a sale of Conversion Shares (or Warrant Shares) on the date a conversion of the Notes (or exercise notice for the Warrants) is made, even if such sale is made prior to delivery of the notice of conversion with respect to such Conversion Shares (or exercise notice with respect to such Warrant Shares), is not a "short sale" for purposes of this Section 4(j).

     k. EXPENSES. The Company agrees to pay to or at the direction of the Buyer the sum of $10,000.00 at the Closing as reimbursement for the attorney's fees and expenses of the Buyer incurred by it in connection with the transactions contemplated by this Agreement.

     l. LOWEST CLOSING BID. The Buyer represents that it has not as of the date hereof, and covenants on behalf of itself, its affiliates and/or agents that neither Buyer, any affiliate, person or entity acting directly or indirectly in Buyer's behalf will at any time from the Closing Date until after the date (in this Section 4(l), the "Final Conversion Date") of the conversion into Common Stock of the last of the Notes eligible to be sold to Buyer under this Agreement, will make or has made a bid or purchase of Common Stock in an amount equal to the closing bid on the day of such purchase, or will sell Common Stock at the bid price, in either case, for the purpose of lowering the closing bid price for the Common Stock in order to obtain a better conversion price. In the event that Buyer, Buyer's affiliate, or a person or entity acting directly or indirectly on Buyer's behalf makes a purchase of Common Stock during the interval between the Closing Date and the Final Conversion Date, or sells Common Stock at the lowest bid price for the Common Stock for that trading day, unless the low bid price is also the high bid price for the Common Stock for that day, then on the subsequent trading day for the Common Stock, the Buyer may not sell more than five percent (5%) of the trading volume for the Common Stock on such subsequent trading day.

     m. RESTRICTION ON BELOW MARKET ISSUANCE OF SECURITIES. Until the date which is the earlier of nine (9) months from the Closing Date or the date the Notes have been paid or converted in full, the Company shall not issue or agree to issue {other than (i) to the Buyer pursuant to the transactions contemplated herein, (ii) pursuant to any employee stock option plan or employee stock purchase plan of the Company established during the term of this restriction for a legitimate business purpose and not to avoid the restrictions imposed in this
Section 4(m), (iii) pursuant to any existing security, option, warrant, scrip, call or commitment or right in each case as disclosed on Schedule 3(c) hereof, or (iv) with the consent of the Buyer, not to be unreasonably withheld} any equity securities of the Company (or any security convertible into or exercisable or exchangeable, directly or indirectly, for equity securities of the Company) or debt securities of the Company if such securities are issued at a price (or provide for a conversion, exercise or exchange price) which may be less than the current market price for the Common Stock on the date of issuance (in the case of Common Stock) or the date of conversion, exercise or exchange (in the case of securities convertible into or exercisable or exchangeable, directly or indirectly, for Common Stock). Except as provided with respect to the transactions contemplated herein and in subsections (i), (ii), (iii), or
(iv) above of this Section 4(m), until such time as the Notes have been paid or converted in full, the Company shall not grant any additional so-called "registration rights."

     5.       LEGEND AND TRANSFER INSTRUCTIONS.

     a. TRANSFER AGENT INSTRUCTIONS. The Company shall instruct its transfer agent to issue certificates, registered in the name of the Buyer or its permitted nominee, for the Conversion Shares, the Warrant Shares and the Interest Shares (if any) in accordance with the terms of the applicable Notes and Warrants and in such amounts as specified from time to time by the Buyer to the Company, upon conversion of the Notes or exercise of the Warrants (as applicable). All such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement only to the extent required by applicable law and as specified in this Agreement and the Exhibits and Addenda hereto. The Company warrants that no instruction other than such instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof in the case of the Conversion Shares, the Warrant Shares and the Interest Shares (if any) prior to the registration of same under the 1933 Act, will be given by the Company to its transfer agent and that the Conversion Shares, the Warrant Shares and the Interest Shares
(if any) shall otherwise be freely transferable on the books and records of the Company as and to the extent permitted by applicable law and provided by this Agreement, the Warrants and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Conversion Shares, the Warrant Shares and/or the Interest Shares (if any). If the Buyer
(x) provides the Company with an opinion of counsel reasonably satisfactory to Company that registration by the Buyer of the Notes, the Warrants, the Warrant Shares, the Conversion Shares and/or the Interest Shares (if any) is not required under the 1933 Act, or (y) transfers Securities to an affiliate which is an accredited investor (in accordance with the provisions of this Agreement) or in compliance with Rule 144, then in either instance the Company shall permit the said transfer, and if applicable promptly (and in all events within two (2) trading days) instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer.

     b. REMOVAL OF LEGENDS. The Legend shall be removed and the Company shall issue a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if, unless otherwise required by state securities laws, (x) the sale of such Security is registered under the 1933 Act, or (y) such holder provides the Company with an opinion by counsel reasonably satisfactory to the Company, that is in form, substance and scope reasonably satisfactory to the Company, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act or (z) such holder provides the Company with assurances reasonably satisfactory to the Company and its counsel, that such Security can be sold pursuant to Rule 144. The Buyer agrees that its sale of all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, shall be made only pursuant to an effective registration statement (and to deliver a prospectus in connection with such sale) or in compliance with an exemption from the registration requirements of the 1933 Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the sales of such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to the holder of such Security, the Company shall be entitled to require that the Legend be placed upon any such Security which cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (y) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 (or such holder provides the opinion with respect thereto described in clause (y) next above.

     c. CONVERSION OF NOTES. The Buyer shall have the right to convert the Notes sold hereunder by delivering via facsimile an executed and completed Notice of Conversion (as defined in the Notes) to the Company and delivering within two (2) business days thereafter the original Notice of Conversion and the original Note being converted (but only at such time as it is converted in full into Common Stock) by express courier to the Company. Each date on which a Notice of

Conversion is faxed to the Company in accordance with the provisions hereof shall be deemed a "Conversion Date." The Company will transmit the certificates representing the shares of Common Stock issuable upon conversion of any Notes (along with a replacement Note representing the amount of principal of said Note not so converted, if applicable) to the Buyer via express courier, within five (5) business days after the relevant Conversion Date (with respect to each conversion, the "Deadline"). Time is of the essence with respect to the requirements of the immediately preceding sentence.

     d. INJUNCTIVE RELIEF FOR BREACH. The Company acknowledges that a breach of its obligations under Sections 5(a), 5(b) and 5(c) above will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly the Company agrees that the remedy at law for a breach of its obligations under such Sections would be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of such Sections, the Buyer shall be entitled, in addition to all other remedies at law or in equity, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     e. LIQUIDATED DAMAGES FOR NON-DELIVERY OF CERTIFICATES. In addition to the provisions of Section 5(d) above, the Company understands and agrees that a delay in the issuance of the Certificates beyond the Deadline will result in substantial economic loss and other damages to the Buyer. As partial compensation to the Buyer for such loss, the Company agrees to pay liquidated damages (and which the Company acknowledges is not a penalty) to the Buyer for issuance and delivery of the Certificates after the Deadline, in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond five (5) business days from the date of delivery by the Buyer to the Company of a facsimile Notice of Conversion (or, if later, from the date on which all other necessary documentation duly executed and in proper form required for conversion of Notes as described in this Agreement, including the original Notice of Conversion, all in accordance with this Agreement ONLY IF such necessary documentation has not been delivered to the Company within the two (2) business day period after the facsimile delivery to the Company of the Notice of Conversion required in this Agreement)):

   NO. BUSINESS DAYS LATE                   LIQUIDATED DAMAGES
   ----------------------                   ------------------
                                                 (in US$)
             1                                     $300
             2                                     $400
             3                                     $500
             4                                     $600
             5                                     $700
             6                                     $800
             7                                     $900
             8                                     $1,000
             9                                     $1,000

             10                                    $1,500
             11+                                   $1,500 + $500 for
                                                each Business Day Late
                                                beyond 11 days

     The Company shall pay the Buyer any liquidated damages incurred as called for under this Section 5(e) by certified or cashier's check upon the earlier of (i) issuance of the Certificates to the Buyer or (ii) each monthly anniversary of the receipt by the Company of the Buyer's Notice of Conversion. Nothing herein shall limit the Buyer's right to pursue actual damages for the Company's failure to issue and deliver the Certificates to the Buyer in accordance with the terms of this Agreement or for breach by the Company of this Agreement.

     6.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

     The obligation of the Company hereunder to sell Notes and Warrants at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

     a. The parties shall have executed this Agreement, the Registration
Rights Agreement and the Escrow Agreement, and the parties shall have delivered the respective documents or signature pages thereof (via facsimile or otherwise as permitted in the Escrow Agreement) to the Escrow Agent.

     b. The Buyer shall have delivered to the Escrow Agent on behalf of the Company the Purchase Price for the Notes and Warrants purchased at the Closing, by wire transfer of immediately available funds pursuant to the wiring instructions provided by the Escrow Agent.

     c. The representations and warranties of the Buyer shall be true and correct in all material respects as of the date made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

     d. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated herein.

     e. The Company's Board of Directors shall have approved this Agreement and the related documentation referred to herein.

     7.       CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

     The obligation of the Buyer to purchase Notes and Warrants is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the sole benefit of the Buyer and may be waived by the Buyer at any time in its sole discretion:

     a. The parties shall have executed this Agreement, the Registration
Rights Agreement and the Escrow Agreement, the parties shall have delivered the respective documents or signature pages thereof (via facsimile or otherwise as permitted in the Escrow Agreement) to the Escrow Agent on behalf of each other.

     b. The representations and warranties of the Company shall be true and correct in all material respects as of the date made and as of Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer may require a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer.

     c. With respect to the Closing, the Company shall have issued and have duly executed by the authorized officers of the Company, and delivered to the Escrow Agent on behalf of the Buyer, the Note and Warrant being sold at the Closing (via facsimile or otherwise as required by the Escrow Agreement, provided that any permitted facsimile of such documents shall be followed with physical delivery to the Escrow Agent of the original instrument or security within one (1) business day after facsimile of same to the Escrow Agent).

     d. The Common Stock shall be authorized for quotation on the OTC
BULLETIN BOARD MARKET (or another national securities exchange or market) and trading in the Common Stock on such market shall not have been suspended by the SEC or other relevant regulatory agency.

     e. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated herein.

     f. The Escrow Agent shall have received on behalf of the Buyer the opinion of Company counsel, dated as of the Closing Date, substantially in the form attached hereto as Exhibit E.

     8.       GOVERNING LAW; MISCELLANEOUS.

     a. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. In the event of any litigation regarding the interpretation or application of this Agreement, the parties irrevocably consent to jurisdiction in any of the state or federal courts located in the City of Chicago, State of Illinois and waive their rights to object to venue in any such court, regardless of the convenience or inconvenience thereof to any party. Service of process in any civil action relating to or arising out of this Agreement (including also all Exhibits or Addenda hereto) or the transaction(s) contemplated herein may be accomplished in any manner provided by law. The parties hereto agree that a final, non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     b. COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and signature pages from such counterparts have been delivered to the Escrow Agent on behalf of the other party. In the event any signature page is delivered by facsimile transmission (which the parties agree is an acceptable form of delivery), the party using such means of delivery shall cause three (3) additional originally executed signature pages to be physically delivered to the Escrow Agent on behalf of the other party within one (1) business day of the execution and delivery hereof.

     c. HEADINGS; GENDER, ETC. The headings of this Agreement are for convenience of reference and shall not form a part of, or affect the interpretation of this Agreement. As used herein, the masculine shall refer to the feminine and neuter, the feminine to the masculine and neuter, and the neuter to the masculine and feminine, as the context may require. As used herein, unless the context clearly requires otherwise, the words "herein," "hereunder" and "hereby," shall refer to this entire Agreement and not only to the Section or paragraph in which such word appears. If any date specified herein falls upon a Saturday, Sunday or public or legal holidays, the date shall be construed to mean the next business day following such Saturday, Sunday or public or legal holiday. For purposes of this Agreement, a "business day" is any day other than a Saturday, Sunday or public or legal holiday.

     d. SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     e. ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     f. NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be sent by U. S. Mail or delivered personally or by courier or via facsimile (if via facsimile, to be followed within three (3) business days by an original of the notice document via U.S. Mail or courier) and shall be effective five (5) days after being placed in the mail, if mailed, certified or registered, return receipt requested, or upon receipt, if delivered personally or by courier or by facsimile, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company:  CYNET, Inc.
                    12777 Jones Road, Suite 400
                    Houston, Texas 77070
                    Telephone: 281.897.8317 ext. 332
                    Facsimile: 281.894.7952
                    Attention: Mr. Samuel Beale, General Counsel

If to the Buyer, at the address on the signature page of this Agreement. Each party shall provide written notice to the other party of any change in address.

     g. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other (which consent shall not be unreasonably withheld), and in any event any assignee of the Buyer shall be an accredited investor (as defined in Regulation D), in the written opinion of counsel who is reasonably satisfactory to the Company and in form, substance and scope reasonably satisfactory to the Company. Notwithstanding the foregoing, if applicable, any of the entities constituting the Buyer (if greater than one (1) entity) may assign its rights hereunder to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company; provided, however, that any such assignment shall not release such assigning entity from its obligations hereunder unless such obligations are assumed by such affiliate and the Company has prior to such assignment and assumption consented in writing to the same; and no such assignment shall be made unless it is made in accordance with any applicable securities laws of any applicable jurisdiction. Any request for an assignment made hereunder by the Buyer shall be accompanied by a legal opinion in form, substance and scope reasonably satisfactory to the Company, that such assignment is proper under applicable law. Notwithstanding anything herein to the contrary, Buyer may pledge the Securities as collateral for a bona fide loan pursuant to a security agreement with a third party lender, and such pledge shall not be considered an assignment in violation of this Agreement so long as it is made in compliance with all applicable law.

     h. NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     i. SURVIVAL. Unless this Agreement is terminated under Section 8(1), the representations and warranties of the Company and the Buyer contained in Sections 2 and 3 and the agreements and covenants set forth in Sections 4, 5 and 8 shall survive the Closing of the purchase and sale of Securities purchased and sold hereby.

     j. PUBLICITY. The Company and the Buyer shall have the right to review before issuance by the other, any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without prior consultation with or approval of the Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations.

     k. FURTHER ASSURANCE. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     l. TERMINATION. In the event that the Closing shall not have occurred on or before ten (10) business days from the date hereof, this Agreement shall terminate at the close of business on such date. Neither party may unilaterally terminate this Agreement after the Closing for any reason other than a material breach of this Agreement by the non- breaching party. Such termination shall not be the sole remedy for a breach of this Agreement by the non-breaching party, and each party shall retain all of its rights hereunder at law or in equity. Notwithstanding anything herein to the contrary, a party whose breach of a covenant or representation and warranty or failure to satisfy a condition prevented the Closing shall not be entitled to terminate this Agreement.

     m. REMEDIES. No provision of this Agreement providing for any specific remedy to a party shall be construed to limit such party to the specific remedy described, and any other remedy that would otherwise be available to such party at law or in equity shall be so available. Nothing in this Agreement shall limit any rights a party may have with any applicable federal or state securities laws with respect to the transactions contemplated hereby.


     IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.


                [SIGNATURE PAGE FOLLOWS]


List of Exhibits

Exhibit A     Form of Note

Exhibit B     Warrant to Purchase Common Stock
Exhibit C     Registration Rights Agreement
Exhibit D     Escrow Agreement
Exhibit E     Opinion of Counsel for CYNET, Inc.

         [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT DATED
                 AS OF JANUARY 31, 2000]





               COMPANY:


                    CYNET, INC.

                    By: /s/ Vincent W. Beale, Sr.
                        ----------------------------------------------------
                        Mr.  Vincent W. Beale, Sr., Chairman






               BUYER:

                    THE AUGUSTINE FUND, L.P.

                    By:  Augustine Capital Management, Inc., its General Partner

                    By: /s/ Thomas F. Duszynski
                        ----------------------------------------------------
                        Mr. Thomas F. Duszynski, Chief Operating Officer


               BUYER'S ADDRESS:

                                      141 West Jackson Blvd.
                                      Suite 2182
                                      Chicago, Illinois 60604
                                      Telephone: 312.427.5457
                                      Telecopier: 312.427.5396

                        SECURITIES PURCHASE AGREEMENT


                                 Schedule 3(c)


                 OUTSTANDING OPTIONS TO PURCHASE COMMON STOCK:

Cynet Holdings, LLC subscription agreement disclosed in the October 18, 1999 and December 6, 1999 Prospectuses and subsequently amended to extend the expiration date of June 30, 2000 and raise the exercise price to $1.51 for all exercises after December 31, 1999.

Houston Economic Opportunity Fund, LP (Enron Economic Development Corporation, general partner) Debenture for $1,600,000 [changed from Preferred Stock after receiving the summary of Buyer's terms] the terms of which are pari passu or junior to Buyer's terms. In addition, their conversion of some or all of their existing Common Stock into a class of Non-voting Preferred with conversion rights back into Common Stock as additional condition for the $1,600,000 debenture.

               OUTSTANDING WARRANTS TO PURCHASE COMMON STOCK:

Warrants to be issued to Houston Economic Opportunity Fund, LP pursuant to the $1,600,000 transaction (if any).

All Warrants disclosed in the October 18, 1999 and December 6, 1999 Prospectuses including warrants for 100,000 shares to be issued to Michael Silvert [see Prospectus].


                        OTHER STOCK PURCHASE RIGHTS

                       SECURITIES PURCHASE AGREEMENT

                               Schedule 3(g)



     Registration of all the Registrable Securities under the Securities Act of 1933, as amended, requires the filing of a registration statement with the Securities and Exchange Commission and a declaration of effectiveness of the registration statement by the Securities and Exchange Commission.

     Houston Economic Opportunity Fund, LP Common Stock including any Common Stock received in the conversion from Preferred Stock.

     All of the shares issued to Holdings under its Subscription Agreement as amended, all of the stock underlying warrants issued to all parties prior to this Closing and the warrants to be issued to Michael Silvert per the October 18, 1999 and December 6, 1999 Prospectuses.

                            EXHIBIT A (Form of Note)


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "LAWS"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE LAWS, OR (II) AN OPINION OF COUNSEL PROVIDED TO THE ISSUER IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE LAWS DUE TO AN AVAILABLE EXCEPTION TO OR EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE LAWS.


                             DATE: JANUARY 31, 2000


NOTE # 01                                                      U.S.$1,600,000.00


                                   CYNET, INC.


             SERIES A EIGHT PERCENT (8%) CONVERTIBLE PROMISSORY NOTE
                              DUE JANUARY 31, 2002

    THIS NOTE is one of a duly authorized issue of Notes (a "Note" or the "Notes") of CYNET, Inc., a corporation duly organized and validly existing under the laws of the State of Texas, U.S.A. (the "Company") designated as its Series A Eight Percent (8%) Convertible Notes Due January 31, 2002, in an aggregate principal face value for all Notes of this series of One Million Six Hundred Thousand and no/100 United States Dollars (US$1,600,000.00).

    FOR VALUE RECEIVED, the Company promises to pay to THE AUGUSTINE FUND,
L.P., the registered holder hereof and its successors and assigns (the "Holder"), the principal sum of One Million Six Hundred Thousand and no/100 United States Dollars ($1,600,000.00) on January 31, 2002 (the "Maturity Date"), and to pay interest on the principal sum outstanding, at the rate of eight percent (8%) per annum due and payable in quarterly installments in arrears, on June 30, September 30, December 31 and March 31 of each year during the term of this Note, with the first such payment to be made on June 30, 2000. Accrual of interest on the outstanding principal amount, payable in cash or Common Stock (defined hereinafter) at the Company's option, shall commence on the date hereof and shall continue until payment in full of the outstanding principal amount has been made or duly provided for. The interest so payable will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered on the records of the

Company regarding registration and transfers of the Note (the "Note Register"); provided, however, that the Company's obligation to a transferee of this Note arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of that Securities Purchase Agreement of even date herewith between the Company and The Augustine Fund, L.P. (the "Securities Purchase Agreement").

    The principal of, and interest on, this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Note Register of the Company as designated in writing by the Holder hereof from time to time. The Company will pay the outstanding principal of and any and all accrued and unpaid interest due upon this Note on the Maturity Date, less any amounts required by law to be deducted or withheld, to the record Holder of this Note as of the fifth business day (as defined in the Securities Purchase Agreement) prior to the Maturity Date and addressed to such Holder at the last address appearing on the Note Register. The forwarding of such funds shall constitute a payment of outstanding principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Note to the extent of the sum represented by such payment plus any amounts so deducted or withheld. Except as herein provided, this Note may not be prepaid without the prior written consent of the Holder. Interest may at the Company's option be paid in Common Stock, with the number of shares of Common Stock to be delivered in payment of such interest determined by taking the dollar amount of interest being paid divided by the applicable Conversion Price (defined below).

     This Note is subject to the following additional provisions:

     1. NOTE EXCHANGEABLE. The Note is exchangeable commencing thirty (30) days from the date hereof for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same, but not of denominations of less than Fifty Thousand United States Dollars (US$50,000.00) without the Company's written consent. No service charge will be made for such registration or transfer or exchange.

     2. WITHHOLDING. The Company shall be entitled to withhold from all payments of principal or interest pursuant to this Note any amounts required to be withheld under the applicable provisions of the United States income tax or other applicable laws at the time of such payments.

     3. TRANSFER/EXCHANGE OF NOTE; REGISTERED HOLDER; OPINION OF COUNSEL; LEGEND. This Note has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this
Note is duly registered on the Company's Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary.

     The Holder understands and acknowledges by its acceptance hereof that
(i) except as provided in the Securities Purchase Agreement and in that Registration Rights Agreement attached as Exhibit C to the Securities Purchase Agreement (the "Registration Rights Agreement"), both such documents incorporated herein by reference, this Note and the shares of common stock in the Company issuable upon conversion thereof as herein provided ("Conversion Shares") and any shares of Common Stock payable as interest hereunder have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (a) subsequently registered thereunder, or (b) the Holder shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, substance and scope to the Company, to the effect that the securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration; (ii) any sale of such securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other regulation and/or exemption under the 1933 Act or the rules and regulations of the United States Securities and Exchange Commission (the "SEC") thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws (other than pursuant to the terms of the Securities Purchase Agreement and the Registration Rights Agreement) or to comply with the terms and conditions of any exemption thereunder.

     Any Conversion Shares issued upon conversion of this Note, and if applicable, any Common Stock issued in payment of interest as herein provided, shall, if and only to the extent required by law, bear legends in similar form to the legends set forth on the first page of this Note.

     4.       CONVERSION OF NOTE INTO COMMON STOCK.

     The Holder of this Note is entitled, at its option, at any time commencing the earlier of (i) the date on which the Registration Statement (as defined in the Registration Rights Agreement) is declared effective by the SEC; or (ii) the date which is one hundred twenty (120) days after the date first written at the top of this Note, to convert all or a portion of the original principal face amount of this Note into shares of Class A voting common stock in the Company, no par value per share (defined herein as "Common Stock"), at a conversion price (the "Conversion Price") for each share of Common Stock equal to the lesser of (x) one hundred ten percent (110%) of the average of the closing bid prices for the Common Stock for the five (5) trading days prior to the date of this Note, or (y) a percentage (the "Applicable Percentage") of the average of the three (3) lowest closing bid prices for the Common Stock for the thirty (30) trading days immediately preceding the Conversion Date (as hereinafter defined), as reported on the National Association of Securities Dealers OTC Bulletin Board Market (or on such other national securities exchange or market as the Common Stock may trade at such time). The Applicable Percentage shall be equal to the following: (i) for conversions made on or before 120 days after the date of this Note, 75%; or (ii) for conversions made 121 or more days after the date of this Note, 75%, so long as the Registration Statement (as defined in the Registration Rights Agreement) has been declared effective by the SEC and remains effective as of the date of conversion. Notwithstanding anything herein to the contrary, if the Registration Statement is not declared effective by the SEC within 120 days after the date of this Note (or does not remain effective on the date of conversion if such date is more than 120 days after the date of this Note), the Applicable Percentage shall decrease by two percent (2%) for each thirty (30) day period (pro-rated for partial periods and rounded to the nearest half-month) beginning on the date which is 121 days after the date of this Note and ending on the date the Registration Statement is declared effective by the SEC; and if the Registration Statement has not been declared effective by the SEC within one (1) year after the date of this Note (or does not remain effective until the Holder has converted this Note in full into non-restricted Common Stock), the Applicable Percentage shall from the date which is one (1) year after the date of this Note be fifty percent (50%). As an example, and not by way of limitation, if the Registration Statement is declared effective by the SEC 192 days after the date of this Note, then the Applicable Percentage will be equal to seventy percent (70%) [75% less {2% X 2.5 months)]. For purposes of determining the Conversion Price as described in this Section 4, the provisions of Section 4(l) of the Securities Purchase Agreement shall apply (if applicable).

     Any conversion of this Note shall be achieved by submitting to the Company the fully completed form of conversion notice attached hereto as Exhibit I (a "Notice of Conversion"), executed by the Holder of this Note evidencing such Holder's intention to convert this Note or the specified portion (as herein provided) hereof. A Notice of Conversion may be submitted via facsimile to the Company at the telecopier number for the Company provided in the Securities Purchase Agreement (or at such other number as requested in advance of such conversion in writing by the Company), and if so submitted the original Notice of Conversion shall be delivered to the Company within two (2) business days thereafter. The Company and the Holder shall each keep records with respect to the portion of this Note then being converted and all portions previously converted; upon receipt by the Holder of the requisite Conversion Shares, the outstanding principal amount of the Note shall be reduced by the amount specified in the Notice of Conversion resulting in such Conversion Shares. The Company may from time to time, but is not required to, instruct the Holder and the Holder shall surrender this Note along with the Notice of Conversion for the purposes of making a notation thereon as to the amount of principal being converted, or of canceling this Note and issuing a new Note in the same form with the principal amount of such Note reduced by the amount converted. Such new or notated Note shall be delivered to the Holder within three (3) business days after such Holder's surrender to the Company. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. Accrued interest on the converted portion of the Note shall be payable upon conversion thereof, in cash or Common Stock at the Conversion Price, at the Company's option. The date on which a notice of conversion is given (the "Conversion Date") shall be deemed to be either the date on which the Company receives from the Holder an original Notice of Conversion duly executed, or, if earlier, the date set forth in such Notice of Conversion if the original Notice of Conversion is received by the Company within two (2) business days thereafter.

     In all cases, the Company shall deliver the Conversion Shares to the Holder within five (5) business days after the Conversion Date with respect to such Conversion Shares being delivered, and at the address specified in the Notice of Conversion. The Company acknowledges that the Securities Purchase Agreement requires that the Company pay liquidated damages for late or non-delivery of Conversion Shares.

     Subject to the provisions of Paragraph 4(b) hereof, at the Maturity
Date, the remaining portion of this Note which remains unconverted, if any, plus accrued interest shall be automatically converted into shares of Common Stock as of the Maturity Date, as if the Holder had converted the remaining portion of this Note according to the provisions of this Section 4, with the Conversion Date being equivalent in such event to the Maturity Date, as if the Holder had provided the Company with a Notice of Conversion with respect to the outstanding principal amount of this Note on the Maturity Date. Other than a conversion made on the Maturity Date in accordance with this paragraph, conversions of this Note must be effected in increments of at least Ten Thousand U.S. Dollars ($10,000) of principal amount of this Note (or such lesser outstanding principal amount of this Note).

     5. OBLIGATIONS OF THE COMPANY HEREIN ARE UNCONDITIONAL. No provision of this Note shall alter or impair the obligation of the Company, which obligation is absolute and unconditional, to repay the principal amount of this Note at the time, place, rate, and in the coin currency, hereinabove stated. This Note and all other Notes now or hereafter issued in replacement of this Note on the same or similar terms are direct obligations of the Company. This Note ranks at least equally with all other Notes now or hereafter issued under the terms set forth herein. The Conversion Price and number of shares of Common Stock issuable upon conversion shall be subject to adjustment from time to time as provided in
Section 6 below.

     6.       ADJUSTMENTS.

     (a) In the event the Company should at any time or from time to time, after the date of this Note, fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock (equal to at least ten percent (10%) or more of the Company's then issued and outstanding shares of Common Stock) or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), then unless the Conversion Price is otherwise automatically adjusted in accordance with the terms of this Note, the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of this Note shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

      (b) If the number of shares of Common Stock outstanding at any time after the date of this Note is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable upon conversion of this Note shall be decreased in proportion to such decrease in outstanding shares.

     (c) In the event the Company, at any time while all or any portion of this Note is outstanding, shall be consolidated with or merged into any other corporation or corporations or shall sell or lease all or substantially all of its property and business as an entirety, then lawful provisions shall be made as part of the terms of such consolidation, merger, sale or lease so that the holder of this Note may thereafter receive in lieu of such Common Stock otherwise issuable to such holder upon conversion of this Note, but at the conversion rate which would otherwise be in effect at the time of conversion, as hereinbefore provided, the same kind and amount of securities or assets as may be issuable, distributable or payable upon such consolidation, merger, sale or lease with respect to Common Stock of the Company.

     7. RESERVATION OF SHARES. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the outstanding principal amount, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of this Note, in addition to such other remedies as shall be available to Holder, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase the number of authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including without limitation, using its best efforts to obtain the requisite stockholder approval necessary to increase the number of authorized shares of the Company's Common Stock.

     8. NOTE HOLDER NOT DEEMED A STOCKHOLDER. No Holder, as such, of this
Note shall be entitled (prior to conversion of this Note into Common Stock, and only then to the extent of such conversion) to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Note be construed to confer upon the Holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Note of the Conversion Shares which he or she is then entitled to receive upon the due conversion of all or a portion of this Note. Notwithstanding the foregoing, the Company will provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

     9. NO LIMITATION ON CORPORATE ACTION. No provisions of this Note and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Certificate of Incorporation, reorganize, consolidate or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

     10. REPRESENTATIONS OF HOLDER.Upon conversion of all or a portion of this Note, the Holder shall confirm in writing, in a form reasonably satisfactory to the Company, that the Conversion Shares so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, and that such Holder is an Accredited Investor (as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act). The Company acknowledges that Holder's duly executed certification on the Notice of Conversion is satisfactory confirmation of the facts set forth in the immediately preceding sentence. If such Holder cannot make such representations because they would be factually incorrect, it shall be a condition to such Holder's conversion of all or a portion of the Note that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon conversion of the Note shall not violate any United States or state securities laws.

     11. WAIVER OF DEMAND, PRESENTMENT, ETC. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereunder, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

     12. ATTORNEY'S FEES. The Company agrees to pay all costs and expenses, including without limitation reasonable attorney's fees, which may be incurred by the Holder in collecting any amount due under this Note or in enforcing any of Holder's conversion rights as described herein.

     13. DEFAULT. If one or more of the following described "Events of Default" shall occur:

     (a) The Company shall continue in default in the payment of principal or interest on this Note for a period of ten (10) days after a notice of default is received by the Company with respect to any such payment, or the Company shall not timely honor any Notice of Conversion as specified herein and in the Securities Purchase Agreement; or

     (b) Any of the representations or warranties made by the Company herein, in the Securities Purchase Agreement, the Registration Rights Agreement, or in any certificate or financial or other written statement heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note or the Securities Purchase Agreement or the Registration Rights Agreement shall be false or misleading in any material respect at the time made and the Holder shall have provided seven (7) days prior written notice to the Company of the alleged misrepresentation or breach of warranty and the same shall continue uncured for a period of seven (7) days after such written notice from the Holder; or

     (c) The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Note or the Securities Purchase Agreement and such failure shall continue uncured for a period of seven
     (7) days after written notice from the Holder of such failure; or

     (d) The Company shall either: (i) become insolvent; (ii) admit in writing its inability to pay its debts generally or as they become due;
     (iii) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (iv) apply for, or consent to the appointment of, a trustee, liquidator, or receiver for its or for a substantial part of its property or business; or

     (e) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without the Company's consent and such appointment is not discharged within sixty (60) days after such appointment; or

     (f) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

     (g) Any money judgment, writ or Note of attachment, or similar process in excess of Two Hundred Thousand United States Dollars (US$200,000.00) in the aggregate shall be entered or filed against the Company or any of its properties or assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

     (h) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in, any such proceeding; or

     (i) The Company shall have its Common Stock delisted from the OTC BULLETIN BOARD Market or suspended from trading thereon, and shall not have its Common Stock relisted on the same or another national securities exchange (other than the National Quotation Bureau, Inc., "pink sheets" market), or have such suspension lifted, as the case may be, within ninety days after such delisting or suspension; or

     (j) The Company shall have received a notice of default on the payment of any debt(s) aggregating in excess of Two Hundred Thousand United States Dollars (US$200,000.00) beyond any applicable grace period;

then, or at any time thereafter, and in any and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver in one instance shall not be deemed to be a waiver in another instance or for any other prior or subsequent Event of Default) at the option of the Holder and in the Holder's sole discretion, the Holder may immediately accelerate the maturity hereof, whereupon all principal and interest hereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Company, anything herein or in any Note or other instrument contained to the contrary notwithstanding, and the Holder may immediately, and upon the expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law or equity.

     14. NOTE A GENERAL UNSECURED OBLIGATION OF THE COMPANY. This Note represents a general unsecured obligation of the Company. No recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based thereon, or otherwise in respect hereof, against any incorporator, shareholder, officer, director, or agent of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     15. ENFORCEABILITY. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

     16. ENTIRE AGREEMENT. This Note and Exhibit I attached hereto, the Securities Purchase Agreement and the Exhibits attached thereto and the Registration Rights Agreement and the Exhibits attached thereto (if any) constitute the full and entire understanding between the Company and the Holder with respect to the subject matter hereof and thereof. Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

     17. GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the state of Delaware without giving effect to applicable principles of conflict of law.

     18. HEADINGS. Headings in this Note are for convenience only, and shall not be used in the construction of this Note.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized, all as of the date first hereinabove written.




                    CYNET, INC.


                    By:
                        ------------------------------------------
                        Mr. Vincent W. Beale, Chairman

                                    EXHIBIT I

                               NOTICE OF CONVERSION

     (To Be Executed by the Registered Holder in Order to Convert the Note)

     The Undersigned hereby irrevocably elects to convert $________ of the Eight Percent (8%) Convertible Note Due January 31, 2002, No. 01, into shares of Common Stock of CYNET, Inc. (the "Company"), according to the terms and conditions set forth in such Note, as of the date written below. If securities are to be issued to a person other than the Undersigned, the Undersigned agrees to pay all applicable transfer taxes with respect thereto.

     The Undersigned represents that it, as of this date, is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated by the SEC under the 1933 Act.

     The Undersigned also represents that the Conversion Shares are being acquired for the Holder's own account and not as a nominee for any other party. The Undersigned represents and warrants that all offers and sales by the Undersigned of the Conversion Shares shall be made pursuant to registration of the same under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act. The Undersigned acknowledges that the Conversion Shares shall if (and only if) required by law contain the legend contained on page 1 of the Note.


Conversion Date:* _____________________

Applicable Conversion Price: ______________________________

Holder (Print True Legal Name): ______________________________________



--------------------------------------------------
(Signature of Duly Authorized Representative of Holder)

Address of Holder:
                   ----------------------------

                   ----------------------------

                   ----------------------------

                   ----------------------------



* This original Notice of Conversion must be received by the Company by the second business day following the Conversion Date.

                                    EXHIBIT B

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "LAWS"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE LAWS, OR (II) AN OPINION OF COUNSEL PROVIDED TO THE ISSUER IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE LAWS DUE TO AN AVAILABLE EXCEPTION TO OR EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE LAWS.


                                   CYNET, INC.

                        WARRANT TO PURCHASE COMMON STOCK


Warrant No. 218                                        Number of Shares: 160,000

                       Date of Issuance: January 31, 2000

       CYNET, Inc., a Texas corporation (the "Company"), hereby certifies that, for value received, the Augustine Fund, L.P., and permitted assigns, the registered holder hereof ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time after the date hereof, but not after 5:00 P.M. Chicago time on the Expiration Date (as defined herein) 160,000 fully paid and nonassessable shares of Common Stock (as defined herein) of the Company (each a "Warrant Share" and collectively the "Warrant Shares") at a purchase price per share equal to one hundred twenty percent (120%) of the average of the closing bid prices for the Common Stock for the five (5) trading days prior to the date of this Warrant (the "Exercise Price") in lawful money of the United States. The number of Warrant Shares purchasable hereunder and the Exercise Price are subject to adjustment as provided in Section 9 below.

    Section 1.

       (a) Definitions. The following words and terms used in this Warrant shall have the following meanings:

       "Common Stock" means (a) the Company's Class A voting common stock and
(b) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

       "Convertible Securities" mean any securities issued by the Company which are convertible into or exchangeable for, directly or indirectly, shares of Common Stock.

       "Expiration Date" means the date which is three (3) years from the date of this Warrant or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of Chicago or the State of Illinois (a "Holiday"), the next preceding date that is not a Holiday.

       "Market Price" means the closing bid price on the day prior to the date on which the Exercise Form is delivered to the Company, as quoted on the National Association of Securities Dealers' OTC Bulletin Board Market or such other national securities exchange or market on which the Common Stock may then be listed.

       "Registration Rights Agreement" shall have the meaning assigned to it in the Securities Purchase Agreement (defined below).

       "Securities Act" means the Securities Act of 1933, as amended.

       "Securities Purchase Agreement" shall mean the Securities Purchase Agreement between the holder hereof (or its predecessor in interest) and the Company for the purchase of this Warrant and the other Securities (as defined in the Securities Purchase Agreement).

       "Transfer" shall include any disposition of this Warrant or any Warrant Shares, or of any interest in either thereof which would constitute a sale thereof within the meaning of the Securities Act of 1933, as amended, or applicable state securities laws.

       "Warrant" shall mean this Warrant and all Warrants issued in exchange, transfer or replacement of any thereof.

       "Warrant Exercise Price" per share shall be equal to one hundred twenty percent (120%) of the average of the closing bid prices for the Common Stock for the five (5) trading days prior to the date of this Warrant.

       (b)  Other Definitional Provisions.

       (i) Except as otherwise specified herein, all references herein (A) to the Company shall be deemed to include the Company's successors; and (B) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

       (ii) When used in this Warrant, unless the otherwise specified in a particular instance, the words "herein," "hereof," and "hereunder," and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "Section," "Schedule," and "Exhibit" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

       (iii) Whenever the context so requires the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

       Section 2.   Exercise of Warrant.

       (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder, as a whole or in part, at any time prior to 5:00 P.M. Chicago Time on the Expiration Date. The rights represented by this Warrant may be exercised by the Holder, as a whole or from time to time in part (except that this Warrant shall not be exercisable as to a fractional share) by (i) delivery of a written notice, in the form of the exercise form attached as Exhibit I hereto (an "Exercise Form"), of the Holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which the Warrant is being exercised (plus any applicable issue or transfer taxes) in immediately available funds (either by wire transfer or a certified or cashier's check drawn on a United States bank), for the number of Warrant Shares as to which this Warrant shall have been exercised, and (iii) the surrender of this Warrant, properly endorsed, at the principal office of the Company (or at such other agency or office of the Company as the Company may designate by notice to the Holder).

        In addition, and notwithstanding anything to the contrary contained in this Warrant, this Warrant may be exercised by presentation and surrender of this Warrant to the Company in a cashless exercise, including a written calculation of the number of Warrant Shares to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price, the Holder shall surrender this Warrant for, and the Company shall issue in respect thereof, the number of Warrant Shares determined by multiplying the number of Warrant Shares to which the Holder would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock.

       The Warrant Shares so purchased shall be deemed to be issued to the Holder or Holder's designees, as the record owner of such Warrant Shares, as of the date on which this Warrant shall have been surrendered, the completed Exercise Form shall have been delivered, and payment (or notice of an election to effect a Cashless Exercise) shall have been made for such Warrant Shares as set forth above.

        In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), a certificate or certificates for the Warrant Shares so purchased, registered in the name of, or as directed by, the Holder, shall be delivered to, or as directed by, the Holder within three (3) business days after such rights shall have been so exercised.

       (b) Unless this Warrant shall have expired or shall have been fully exercised, the Company shall issue a new Warrant identical in all respects to the Warrant exercised except (i) it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under the Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised, and (ii) the holder thereof shall be deemed to have become the holder of record of such Warrant Shares immediately prior to the close of business on the date on which the Warrant is surrendered and payment of the amount due in respect of such exercise and any applicable taxes is made, irrespective of the date of delivery of such share certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are properly closed, such person shall be deemed to have become the holder of such Warrant Shares at the opening of business on the next succeeding date on which the stock transfer books are open.

       (c) In the case of any dispute with respect to an exercise, the Company shall promptly issue such number of Warrant Shares as are not disputed in accordance with this Section. If such dispute only involves the number of Warrant Shares receivable by the Holder under a Cashless Exercise, the Company shall submit the disputed calculations to an independent accounting firm of national standing via facsimile within two (2) business days of receipt of the Exercise Form. The accountant shall audit the calculations and notify the Company and the Holder of the results no later than two (2) business days from the date it receives the disputed calculations. The accountant's calculation shall be deemed conclusive absent manifest error. The Company shall then issue the appropriate number of shares of Common Stock in accordance with this Section.

       Section 3. Covenants as to Common Stock. The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights then represented by this Warrant and that the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price.

       Section 4. Taxes. The Company shall not be required to pay any tax or taxes attributable to the initial issuance of the Warrant Shares or any permitted transfer involved in the issue or delivery of any certificates for Warrant Shares in a name other than that of the registered holder hereof or upon any permitted transfer of this Warrant.

       Section 5. Warrant Holder Not Deemed a Stockholder. No holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant. Notwithstanding the foregoing, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

       Section 6. No Limitation on Corporate Action. No provisions of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Certificate of Incorporation, reorganize, consolidate or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

       Section 7. Representations of Holder. The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution hereof or of any of the shares of Common Stock or other securities issuable upon the exercise thereof, and not with any present intention of distributing any of the same. Upon exercise of this Warrant, the holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale. If such holder cannot make such representations because they would be factually incorrect, it shall be a condition to such holder's exercise of the Warrant that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of the Warrant shall not violate any United States or state securities laws.

       Section 8.  Transfer; Opinions of Counsel; Restrictive Legends.

       (a) The holder of this Warrant understands that (i) this Warrant and the Warrant Shares have not been and are not being registered under the Securities Act or any state securities laws (other than as described in the Securities Purchase Agreement and the Registration Rights Agreement), and may not be offered for sale, sold, assigned or transferred unless (a) subsequently registered thereunder, or (b) pursuant to an exemption from such registration;
(ii) any sale of such securities made in reliance on Rule 144 promulgated under the Securities Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities
Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities (other than as described in the Securities Purchase Agreement and the Registration Rights Agreement) under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

       Section 9.  Adjustments.

       (a) Reclassification and Reorganization. In case of any reclassification, capital reorganization or other change of outstanding shares of the Common Stock, or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation or merger. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 9. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding shares of Common Stock and to successive consolidations or mergers. If the consideration received by the holders of Common Stock is other than cash, the value shall be as determined by the Board of Directors of the Company acting in good faith.

       (b) Dividends and Stock Splits. If and whenever the Company shall effect a stock dividend, a stock split, a stock combination, or a reverse stock split of the Common Stock, the number of Warrant Shares purchasable hereunder and the Warrant Exercise Price shall be proportionately adjusted in the manner determined by the Company's Board of Directors acting in good faith. The number of shares, as so adjusted, shall be rounded down to the nearest whole number and the Warrant Exercise Price shall be rounded to the nearest cent.

       Section 10. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen or destroyed, the Company shall, on receipt of an indemnification undertaking reasonably satisfactory to the Company, issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen or destroyed. In the event the holder hereof asserts such loss, theft or destruction of this Warrant, the Company may require such holder to post a bond issued by a surety reasonably satisfactory to the Company with respect to the issuance of such new Warrant.

         Section 11. Notice. Any notices required or permitted to be given under the terms of this Warrant shall be sent by mail or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, certified or registered, return receipt requested, or upon receipt, if delivered personally or by courier or by facsimile, in each case properly addressed to the party to receive the same. The addresses for such communications shall be as provided in the Securities Purchase Agreement (Holder is defined therein as the "Buyer"). Each party shall provide notice to the other party of any change in address.

       Section 12. Registration Right. Notwithstanding anything herein to the contrary, unless the Warrant Shares have been registered in accordance with the Registration Rights Agreement, during the three (3) year period commencing on the date of this Warrant, if the Company proposes to file a registration statement for a public offering of any of its securities under the Securities Act of 1933, as amended, it will give written notice, at least twenty (20) days prior to the filing of each such registration statement, to the holder of the Warrant and/or the Common Stock previously received upon exercise hereof (and not previously sold by such holder) of its intention to do so. Upon the holder's request within ten (10) days after it has received such notice from the Company, the Company shall include the Common Stock received or receivable upon exercise of this Warrant owned in such registration statement such that said Common Stock received or receivable upon such exercise shall be registered or qualified under such registration statement. This provision is not applicable to a registration statement filed on Form S-4 or Form S-8, nor is it applicable to the Warrant once it has expired under the terms hereof or has been exercised and the holder received non-restricted Common Stock upon such exercise. The rights described in this Section 12 are in addition to the rights afforded the Holder by the applicable provisions of the Securities Purchase Agreement.

       Section 13. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party or holder hereof against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and interpreted under the laws of the State of Delaware. Headings are for convenience only and shall not affect the meaning or construction of any of the provisions hereof. This Warrant shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and its successors and assigns. The Holder may not assign this Warrant except in accordance with applicable federal and state securities laws. The Holder shall immediately notify the Company with respect to any permitted assignment of this Warrant.

       Section 14. Date. The date of this Warrant is January 31, 2000. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 8 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.




                                   CYNET, INC.


                                   By:
                                       ----------------------------------------
                                       Mr. Vincent W. Beale, Sr., Chairman

                              EXHIBIT I TO WARRANT


 EXERCISE FORM TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

                                   CYNET, INC.


       The undersigned hereby exercises the right to purchase the number of Warrant Shares covered by the Warrant attached hereto as specified below according to the conditions thereof and herewith makes payment of U.S. $_______ (unless effected by a Cashless Exercise in accordance with the terms of the Warrant), the aggregate Warrant Exercise Price of such Warrant Shares in full pursuant to the terms and conditions of the Warrant.

       (i) The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained upon exercise of the Warrant, except under circumstances that will not result in a violation of the 1933 Act or applicable state securities laws.

       (ii) The undersigned requests that the stock certificates for the Warrant Shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the terms of the Warrant in the name of the Holder (or such other person(s) indicated below) and delivered to the undersigned (or designee(s)) at the address or addresses set forth below.


Dated: _____________ , _____.


                  HOLDER: ____________________________________



                  By: ________________________________________

                  Name: ______________________________________

                  Title: _____________________________________


                  Address: ___________________________________

                           ___________________________________

                           ___________________________________

Number of Warrant Shares
Being Purchased:  ________________________

                                    EXHIBIT C

                          REGISTRATION RIGHTS AGREEMENT


                  This Registration Rights Agreement (this "AGREEMENT") is made as of January 31, 2000, by and between CYNET, Inc., a corporation organized under the laws of the State of Texas, U.S.A., with headquarters located at 12777 Jones Road, Suite 400, Houston, Texas 77070 (the "COMPANY") and the Augustine Fund, L.P., an Illinois limited partnership with its headquarters at 141 West Jackson Boulevard, Suite 2181, Chicago, Illinois 60604. (the "PURCHASER").

                  This Agreement is being entered into pursuant to that Securities Purchase Agreement, dated as of the date hereof, by and between the Company and the Purchaser (the "PURCHASE AGREEMENT").

                  The Company and the Purchaser hereby agree as follows:

          1.      DEFINITIONS.

                  Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                  "ADVICE" shall have the meaning set forth in Section 3(m).

                  "AFFILIATE" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "CONTROL," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "AFFILIATED," "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

                  "BLACKOUT PERIOD" shall have the meaning set forth in
Section 3(n).

                  "BOARD" shall have the meaning set forth in Section 3(n).

                  "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of Delaware generally are authorized or required by law or other government actions to close.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMMON STOCK" means the Company's Class A Voting Common Stock, no par value per share.

                  "EFFECTIVENESS DATE" means with respect to the Registration Statement the 120th day following the Closing Date.

                  "EFFECTIVENESS PERIOD" shall have the meaning set forth in
Section 2(a).

                  "EVENT" shall have the meaning set forth in Section 7(e)(i).

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "FILING DATE" means the 30th day following the Closing Date.

                  "HOLDER" or "HOLDERS" means the holder or holders, as the case may be, from time to time of Registrable Securities.

                  "INDEMNIFIED PARTY" shall have the meaning set forth in
Section 5(c).

                  "INDEMNIFYING PARTY" shall have the meaning set forth in
Section 5(c).

                  "LOSSES" shall have the meaning set forth in Section 5(a).

                  "NOTE" or "NOTES" means the Series A Eight Percent (8%) Convertible Notes of the Company, the form of which is shown as Exhibit A to the Purchase Agreement, issued or to be issued to the Purchaser pursuant to the Purchase Agreement.

                  "OTC BULLETIN BOARD" shall mean the over-the-counter electronic bulletin board market or exchange.

                  "PERSON" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                  "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "PROSPECTUS" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

                  "REGISTRABLE SECURITIES" means (i) the shares of Common Stock issuable upon conversion of the Note (the "Conversion Shares") or in payment of interest in accordance with the terms of the Note ("Interest Shares") and exercise of the Warrants (the "Warrant Shares"), and upon any stock split, stock dividend, recapitalization or similar event with respect to such Conversion Shares, Interest Shares, Warrant Shares or any Note, (ii) the shares of Common

Stock issued upon any redemption of Note pursuant to the terms of the Notes and
(iii) any other dividend or other distribution with respect to, conversion or exchange of, or in replacement of, Registrable Securities; PROVIDED, HOWEVER, that Registrable Securities shall include (but not be limited to) a number of shares of Common Stock (the "Required Number") equal to no less than the greater of (x) 900,000 shares of Common Stock, or (y) 200% of the maximum number of shares of Common Stock which would be issuable upon conversion of the Note and upon exercise of the Warrants, assuming such conversion and exercise occurred on the Closing Date or the Filing Date, whichever date would result in the greater number of Registrable Securities. Notwithstanding anything contained herein to the contrary, if the actual number of shares of Common Stock issuable upon conversion of the Note and upon exercise of the Warrants exceeds the Required Number, the term "Registrable Securities" shall be deemed to include such additional shares of Common Stock as are necessary to include all of the shares of Common Stock issuable upon conversion of the Note (and in payment of Interest, if applicable) and upon exercise of the Warrants.

                  "REGISTRATION STATEMENT" means the registration statements and any additional registration statements contemplated by Section 2(a), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

                  "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "RULE 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "RULE 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SPECIAL COUNSEL" means any special counsel to the Holder, for which the Holder will be reimbursed by the Company pursuant to Section 4.

         2.       REGISTRATION.

                  (a) REQUIRED REGISTRATION. On or prior to the Filing Date the Company shall prepare and file with the Commission a Registration Statement covering all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form SB-1, Form SB-2 or Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-1, Form SB-2 or Form S-3, in which case such registration shall be on another appropriate form in accordance herewith). The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which the Registrable Securities may be sold without any restriction pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect (the "EFFECTIVENESS PERIOD"). If an additional Registration Statement is required to be filed because the actual number of shares of Common Stock into which the Note is convertible and the Warrants are exercisable exceeds the number of shares of Common Stock initially registered in respect of the Conversion Shares and the Warrant Shares based upon the computation on the Closing Date, the Company shall have twenty (20) Business Days to file such additional Registration Statement, and the Company shall use its best efforts to cause such additional Registration Statement to be declared effective by the Commission as soon as possible, but in no event later than ninety (90) days after filing.

                  (b) SHELF REGISTRATION. If the Company is not on the Filing Date eligible to file a registration statement on Form S-3, then as soon as possible but no later than thirty (30) days after becoming eligible to file a registration statement for a secondary or resale offering of the Registrable Securities on Form S-3, the Company shall prepare and file with the Commission a post-effective amendment to Form SB-2 (or such other applicable form filed in accordance with Section 2(a) above) on Form S-3 to continue the registration of all Registrable Securities pursuant to a "shelf" Registration Statement on Form S-3 covering all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. Notwithstanding anything to the contrary contained herein, at no time during the Effectiveness Period shall any of the Registrable Securities cease being registered.

         3.       REGISTRATION PROCEDURES.

                  In connection with the Company's registration obligations hereunder, the Company shall:

                  (a) Prepare and file with the Commission on or prior to the Filing Date, a Registration Statement on Form SB-1 or Form SB-2 (or if the Company is not then eligible to register for resale the Registrable Securities on Form SB-1 or Form SB-2 such registration shall be on another appropriate form in accordance herewith) in accordance with the method or methods of distribution thereof as specified by the Holder (except if otherwise directed by the Holder), and cause the Registration Statement to become effective and remain effective as provided herein; PROVIDED, HOWEVER, that not less than five (5) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated therein by reference), the Company shall (i) furnish to the Holder and any Special Counsel, copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the review of the Holder and such Special Counsel, and (ii) at the request of the Holder cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of counsel to such Holder, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holder or any Special Counsel shall reasonably object in writing within three (3) Business Days of their receipt thereof.

                  (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities;
(ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as possible provide the Holder true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holder thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

                  (c) Notify the Holder of Registrable Securities to be sold and any Special Counsel as promptly as possible (and, in the case of (i)(A) below, not less than five (5) Business Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed;
(B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) if at any time any of the representations and warranties of the Company contained in any agreement contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

                  (e) If requested by the Holders of a majority in interest of the Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

                  (f) Furnish to the Holder and any Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

                  (g) Promptly deliver to the Holder and any Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

                  (h) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders and any Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; PROVIDED, HOWEVER, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

                  (i) Cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any Holder may request at least two (2) Business Days prior to any sale of Registrable Securities.

                  (j) Upon the occurrence of any event contemplated by Section 3(c)(vi), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (k) Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on the OTC Bulletin Board and any other securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which similar securities issued by the Company are then listed as and when required pursuant to the Purchase Agreement.

                  (l) Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

                  (m) Require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who fails to furnish such information within a reasonable time prior to the filing of each Registration Statement, supplemented Prospectus and/or amended Registration Statement.

                  If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

                  Each Holder covenants and agrees that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in
Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by
Section 3(c) and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

                  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the
"ADVICE") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

                  (n) If (i) there is material non-public information regarding the Company which the Company's Board of Directors (the "BOARD") reasonably determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose and which the Company would be required to disclose under the Registration Statement, then the Company may postpone or suspend filing or effectiveness of a registration statement for a period not to exceed 20 consecutive days, provided that the Company may not postpone or suspend its obligation under this Section 3(n) for more than 45 days in the aggregate during any 12 month period (each, a "BLACKOUT PERIOD"); PROVIDED, HOWEVER, that no such postponement or suspension shall be permitted for consecutive 20 day periods, arising out of the same set of facts, circumstances or transactions.

         4.       REGISTRATION EXPENSES

                  All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the OTC Bulletin Board and each other securities exchange or market on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made with the Commission, (C) with respect to filings required to be made under the OTC Bulletin Board and (D) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Holder in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the Holders of a majority of Registrable Securities may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holder, in the case of the Special Counsel, to a maximum amount of $2,500.00, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company's independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

         5.       INDEMNIFICATION

                  (a) INDEMNIFICATION BY THE COMPANY. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "LOSSES"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto. The Company shall notify the Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party and shall survive the transfer of the Registrable Securities by the Holder.

                  (b) INDEMNIFICATION BY HOLDER. The Holders shall, severally and not jointly, indemnify and hold harmless the Company, the directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in or omitted from any information so furnished in writing by such Holder to the

Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus Supplement. Notwithstanding anything to the contrary contained herein, the Holder shall be liable under this Section 5(b) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

                  (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

                  An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                  All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party

(regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

                  (d) CONTRIBUTION. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying, Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. Notwithstanding anything to the contrary contained herein, the Holder shall be liable or required to contribute under this Section 5(c) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties

         6.       RULE 144.

                  As long as any Holder owns Notes, Interest Shares, Conversion Shares, Warrants or Warrant Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holder with true and complete copies of all such filings. As long as any Holder owns Notes, Interest Shares, Conversion Shares, Warrants or Warrant Shares, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holder and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell Interest Shares, Conversion Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions of counsel to the Company referred to in the Purchase Agreement. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

         7.       MISCELLANEOUS.

                  (a) REMEDIES. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                  (b) NO INCONSISTENT AGREEMENTS. Neither the Company nor any of its subsidiaries has, as of the date hereof entered into and currently in effect, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holder in this Agreement or otherwise conflicts with the provisions hereof except for registration rights provisions disclosed in the Company's Disclosure Schedule to the Purchase Agreement. Except for registration rights provisions disclosed in the Company's Disclosure Schedule to the Purchase Agreement, neither the Company nor any of its subsidiaries has previously entered into any agreement currently in effect granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holder set forth herein, and are not otherwise in conflict with the provisions of this Agreement. This Section 7(b) shall not prohibit the Company from entering into any agreements concerning the registration of securities on Form S-8 or Form S-4.

                  (c) [INTENTIONALLY OMITTED.]

                  (d) PIGGY-BACK REGISTRATIONS. If at any time when there is not an effective Registration Statement covering (i) Conversion Shares or (ii) Warrant Shares, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or its then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each holder of Registrable Securities written notice of such determination and, if within thirty (30) days after receipt of such notice, any such holder shall so request in writing (which request shall specify the Registrable Securities intended to be disposed of by the Purchaser), the Company will cause the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holder, to the extent requisite to permit the disposition of the Registrable Securities so to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 4 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 7(d) for the same period as the delay in registering such other securities. The
Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered; PROVIDED, HOWEVER, that the Company shall not be required to register any Registrable Securities pursuant to this Section 7(d) that are eligible for sale pursuant to Rule 144(k) of the Securities Act. In the case of an underwritten public offering, if the managing underwriter(s) or underwriter(s) should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company after consultation with the managing underwriter should reasonably determine that the inclusion of such Registrable Securities, would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Holder, then (x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro-rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration), if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Holder shall be included in such registration statement, if the Company after consultation with the underwriter(s) recommends the inclusion of none of such Registrable Securities; PROVIDED, HOWEVER, that if securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holder than the fraction of similar reductions imposed on such other persons or entities (other than the Company).

                  (e) FAILURE TO FILE REGISTRATION STATEMENT AND OTHER EVENTS. The Company and the Purchaser agree that the Holder will suffer damages if the Registration Statement is not filed on or prior to the Filing Date and not declared effective by the Commission on or prior to the Effectiveness Date and maintained in the manner contemplated herein during the Effectiveness Period or if certain other events occur. The Company and the Holder further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the Registration Statement is not filed on or prior to the Filing Date, or is not declared effective by the Commission on or prior to the Effectiveness Date (or in the event an additional
Registration Statement is filed because the actual number of shares of Common Stock into which the Note is convertible and the Warrants are exercisable exceeds the number of shares of Common Stock initially registered is not filed and declared effective within the time periods set forth in Section 2(a)), or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 12dl-2 promulgated under the Exchange
Act within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (iii) the Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities at any time prior to the expiration of the Effectiveness Period, without being succeeded immediately by a subsequent Registration Statement filed with and declared effective by the Commission, or (iv) trading in the Common Stock shall be suspended or if the Common Stock is delisted from the OTC Bulletin Board for any reason for more than ninety
(90) days in the aggregate, or (v) the conversion rights of the Holder are suspended for any reason, including by the Company, or (vi) the Company breaches in a material respect any covenant or other material term or condition to this Agreement, the the Notes, the Purchase Agreement (other than a representation or warranty contained therein) or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby, and such breach continues for a period of thirty days after written notice thereof to the Company, or (vii) the Company has breached Section 3(n) of this Agreement (any such failure or breach being referred to as an "EVENT"), the Company shall pay in cash as liquidated damages for such failure and not as a penalty to the Holder an amount equal to 1% of the Purchase Price paid by the Holder for all Notes and Warrants purchased and then outstanding pursuant to the Purchase Agreement for each thirty (30) day period until the applicable Event has been cured, which shall be pro rated for such periods less than thirty (30) days (the "Periodic Amount"). Payments to be made pursuant to this Section 7(e) shall be due and payable immediately upon demand in immediately available funds.
The parties agree that the Periodic Amount represents a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of damages that may be incurred by the Holder if the Registration Statement is not filed on or prior to the Filing Date or has not been declared effective by the Commission on or prior to the Effectiveness Date and maintained in the manner contemplated herein during the Effectiveness Period or if any other Event as described herein has occurred.

                  (f)      SPECIFIC ENFORCEMENT, CONSENT TO JURISDICTION.

                           (i) The Company and the Purchaser acknowledge and
agree that irreparable damage would occur in the event that any of the provisions of this Registration Rights Agreement or the Purchase Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Registration Rights Agreement or the Purchase Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

                           (ii) Each of the Company and the Purchaser (i) hereby
irrevocably submits to the jurisdiction of the United States District Court sitting in the County of Cook, State of Illinois for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the Purchase Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchaser consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7(f) shall affect or limit any right to serve process in any other manner permitted by law.

                  (g) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holder and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; PROVIDED, HOWEVER, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

                  (h) NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., pacific standard time, on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., pacific standard time, on any date and earlier than 11:59 p.m., pacific time, on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to the Holder at its address set forth in the Purchase Agreement, or with respect to the Company, addressed to:

                  CYNET, Inc.
                  12777 Jones Road, Suite 400
                  Houston, Texas 77070
                  Attention: Mr. Samuel Beale, General Counsel
                  Telephone No.:  281.897.8317 ext. 332
                  Facsimile No.:  281.894.7952

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice.

                  (i) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of the Holder and its successors and assigns. The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the Holder. The Purchaser may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

                  (j) ASSIGNMENT OF REGISTRATION RIGHTS. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder to any transferee of such Holder of all or a portion of the Notes or the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. In addition, each Holder shall have the right to assign its rights hereunder to any other Person with the prior written consent of the Company, which consent shall not be unreasonably withheld. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

                  (k) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                  (l) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law thereof.

                  (m) CUMULATIVE REMEDIES. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  (n) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (o) HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

                  (p) SHARES HELD BY THE COMPANY AND ITS AFFILIATES. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage and shall not be counted as outstanding.

                  (q) NOTICE OF EFFECTIVENESS. Within two (2) business days after the Registration Statement which includes the Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities and to the Purchaser (with copies to the Holders whose Registrable Securities are included in such Registration Statement, if other than the Purchaser) confirmation that the Registration Statement has been declared effective by the Commission in the form attached hereto as EXHIBIT A.


         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.




                            [SIGNATURE PAGE FOLLOWS]

 [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT DATED AS OF JANUARY 31, 2000]





                                       CYNET, INC.


                                       By:
                                          ---------------------------------
                                          Name: Mr. Vincent W. Beale, Sr.
                                          Title: Chairman




                                       THE AUGUSTINE FUND, L.P.

                                       By: Augustine Capital Management, Inc.

                                       By:
                                          ---------------------------------
                                          Mr. Thomas F. Duszynski, Chief
                                          Operating Officer

                                    EXHIBIT A

            FORM OF NOTICE OF EFFECTIVENESS OF REGISTRATION STATEMENT

[NAME AND ADDRESS OF TRANSFER AGENT]
Attn:  _____________

The Augustine Fund, L.P.
C/o Augustine Capital Mangement, Inc.
141 West Jackson Blvd., Suite 2182
Chicago, Illinois 60604
Attn: Mr. Thomas F. Duszynski

                  Re:   CYNET, INC.
                        -----------

Ladies and Gentlemen:

         We are counsel to CYNET, Inc., a Texas corporation (the "COMPANY"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of January 31, 2000, by and among the Company and the Purchaser named therein (the "HOLDER") pursuant to which the Company issued to the Holder its Series A Eight Percent (8%) Convertible Notes (the "NOTES") along with warrants (the "WARRANTS") to purchase shares of the Company's Class A voting common stock, no par value per share (the "COMMON STOCK"). Pursuant to the Purchase Agreement, the Company has also entered into a Registration Rights Agreement with the Holder (the "REGISTRATION RIGHTS AGREEMENT"), dated of even date with the Purchase Agreement, pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants, under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Registration Rights Agreement, on __________, 2000, the Company filed a Registration Statement on Form _____
(File No. 333-______) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the resale of the Registrable Securities which names the Holder as a selling stockholder thereunder.

         In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                                        Very truly yours,
                                                        [COMPANY COUNSEL]
                                                        By:

                                    EXHIBIT D

                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (this "Agreement") is dated as of January 31, 2000, by and among CYNET, Inc., a corporation organized under the laws of the State of Texas, U.S.A. (the "Company"), the buyer set forth on the execution page hereof (the "Buyer") and H. GLENN BAGWELL, JR., a duly licensed attorney who practices law in the State of North Carolina, U.S.A., as Escrow Agent (the "Escrow Agent").

         Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in that Securities Purchase Agreement between the Company and the Buyer dated of even date herewith (the "Securities Purchase Agreement").

                              W I T N E S S E T H:

         WHEREAS, the Buyer and the Company have entered into the Securities Purchase Agreement, pursuant to which the Company has agreed to sell, and the Buyer has agreed to purchase, at the Closing, a number of Notes along with a number of Warrants (collectively, the "Securities"); and

         WHEREAS, the Buyer and the Company have agreed to effectuate the Closing utilizing an escrow arrangement as described in this Agreement; and

         WHEREAS, it is a condition of the Company's obligation to sell, and the Buyer's obligation to purchase, the Securities, that this Agreement be executed and delivered; and

         WHEREAS, the Escrow Agent is willing to act hereunder on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth below, the parties hereto hereby agree as follows:

         1. ESCROW ACCOUNT.

         1.1 DEPOSIT. On the Closing Date, by wire transfer of immediately available funds in United States Dollars, Buyer shall deposit the full Purchase Price (the "Escrow") with the Escrow Agent, to be held by the Escrow Agent in a separate non-interest bearing account (the "Escrow Account"), established at Wachovia Bank, N.A., (the "Bank"), subject to the terms and provisions contained herein. At the request of the Company the Escrow Agent shall provide the Company with all Bank statements, notices and other writings that it receives from the Bank in connection with the Escrow Account.

         2. DISBURSEMENT OF ESCROW/SECURITIES.

         2.1 DISBURSEMENT. At the Closing, upon receipt by the Escrow Agent of all of the moneys, documents, and things from the respective parties with respect to such Closing as described in the Securities Purchase Agreement and as further described in Sections 2.1(a) and 2.1(b) below, the Escrow Agent shall deliver to each party via facsimile the documents and things (or if requested by the parties, only the signature pages thereto) to have been delivered by the other party in accordance with the Securities Purchase Agreement and this Agreement. The Escrow Agent shall transfer, by the next business day following the Closing, by wire transfer to the Company the full Escrow then held, less any charges and fees agreed to be paid by the Company. The Escrow Agent shall, upon receipt thereof, deliver (via overnight delivery service) to the Company originals of all other documents and things listed in Section 2.1(b) below. The Escrow Agent shall, upon receipt thereof, deliver (via overnight delivery service) originals of all of the documents and things listed in Section 2.1(a) below to the Buyer at the address provided in writing by the Buyer to the Escrow Agent.

         The Closing may take place via facsimile. This shall be accomplished in the following manner. Each party shall deliver via facsimile to the Escrow Agent, at the telecopier number provided on the signature page to this Agreement, the first page and the fully executed signature page to each of the documents and things to be executed by such party at the Closing. If stock certificates, Notes or Warrants are to be delivered, each such certificate or document shall be delivered via overnight courier to the Escrow Agent. Upon receipt of the requisite documents and things via facsimile or otherwise from each party, the Escrow Agent shall in turn send to each party the documents and things received from the other party. Thereafter, upon receipt by the Escrow Agent of the Purchase Price and the original Notes and Warrants being sold at such Closing, the Escrow Agent shall wire transfer the Escrow (less any charges and fees agreed to be paid by the Company to third parties) to the Company. Each party closing the transactions contemplated herein via facsimile shall deliver via overnight courier service to the Escrow Agent complete originals of all documents and things (as called for in Sections 2.1(a) and 2.1(b) below) within one (1) business day after such delivery via facsimile. Each party hereby agrees that a facsimile of each document and thing to be delivered hereunder, once delivered to the Escrow Agent, shall be binding upon such party in the same manner as would an original to the full extent allowed by applicable law.

         (a). ITEMS TO BE DELIVERED BY THE COMPANY TO THE ESCROW AGENT.

         AT THE CLOSING. On the Closing Date, the Company shall deliver to the Escrow Agent on behalf of the Buyer, unless otherwise stated, three (3) fully executed (by the authorized officer(s) of the Company) originals of each of the following documents: (I) the Securities Purchase Agreement, (II) the Registration Rights Agreement, (III) one (1) original of each Note, as applicable, fully executed, along with two (2) copies of each Note issued by the Company; (IV) one (1) original fully executed Warrant along with two (2) copies of the Warrant; (V) the executed original Legal Opinion (Exhibit E to the Securities Purchase Agreement) along with two (2) copies thereof; (VII) this Agreement; and, within five (5) business days after the Closing Date, a stock certificate representing 10,000 shares of Common Stock issued in the name of Delano Group Securities.

         (b) ITEMS TO BE DELIVERED BY THE BUYER TO THE ESCROW AGENT.

         AT THE CLOSING. On or before the Closing Date, the Buyer shall deliver to the Escrow Agent on behalf of the Company, unless otherwise stated, three (3) fully executed originals of each of the following documents: (I) the Securities Purchase Agreement, (II) the Registration Rights Agreement, (III) this Agreement; and (IV) the full purchase price for the Securities being purchased at such Closing, via wire transfer to the Escrow Account.

         2.2 CONTROVERSIES. If any controversy arises between two or more of the parties hereto, or between any of the parties hereto and any person not a party hereto, as to whether or not or to whom the Escrow Agent shall deliver the Escrow or any portion thereof or as to any other matter arising out of or relating to this Escrow Agreement, the Escrow Agent shall not be required to determine the same and need not make any delivery of the Escrow concerned or any portion thereof but may retain the same until the rights of the parties to the dispute shall have been finally determined by agreement or by final judgment of a court of competent jurisdiction after all appeals have been finally determined (or the time for further appeals has expired without an appeal having been made). The Escrow Agent shall deliver that portion of the Escrow concerned covered by such agreement or final order within five (5) days after the Escrow Agent receives a copy thereof. The Escrow Agent shall assume that no such controversy has arisen unless and until it receives written notice from the Buyer or the Company that such controversy has arisen, which refers specifically to this Agreement and identifies the adverse claimants to the controversy.

         2.3 NO OTHER DISBURSEMENTS. No portion of the Escrow monies shall be disbursed or otherwise transferred except in accordance with this Section 2,
Section 4 or Section 5.1(b). Without limiting the foregoing, neither Escrow Agent nor the Buyer shall be entitled to any right of offset against the Escrow or otherwise entitled to receive any portion of the Escrow.

         3. ESCROW AGENT. The acceptance by the Escrow Agent of his duties hereunder is subject to the following terms and conditions, which the parties to this Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Escrow Agent:

         3.1 The Escrow Agent shall not be responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any cash, investments or other amounts deposited with or held by the Escrow Agent.

         3.2 The Escrow Agent shall be protected in acting upon any written notice, certificate, instruction, request or other paper or document believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties.

         3.3 The Escrow Agent shall not be liable for any act done hereunder except in the case of the Escrow Agent's willful misconduct or bad faith.

         3.4 The Escrow Agent shall not be obligated or permitted to investigate the correctness or accuracy of any document or to determine whether or not the signatures contained in said documents are genuine or to require documentation or evidence substantiating any such document or signature.

         3.5 The Escrow Agent shall have no duties as Escrow Agent except those that are expressly set forth herein, and in any modification or amendment hereof; provided, however, that no such modification or amendment hereof shall affect his duties unless it shall have given his written consent thereto. The Escrow Agent shall not be prohibited from owning an equity interest in the Company, the Buyer, another buyer, any of their respective subsidiaries or any third party that is in any way affiliated with or conducts business with either the Company, the Buyer or another buyer.

         3.6 The Company and the Buyer specifically acknowledge that the Escrow Agent is a practicing attorney in Raleigh, North Carolina U.S.A., and may have worked with or be affiliated with the Company, the Buyer, or affiliates of either of them on other unrelated transactions, and that they and each of them has specifically requested that the Escrow Agent draft the documents for the said transactions and act as Escrow Agent with respect to the said transactions. Each party represents that it has retained legal and other counsel of its choosing with respect to the transac-tions contemplated herein and in the Securities Purchase Agreement, and is satisfied in its sole discretion with the form and content of the documentation drafted by the Escrow Agent, as the same has been approved prior to closing by the parties and their respective counsel. The Escrow Agent may own an equity interest in the Company and/or may be an equity owner of the Buyer or another buyer, and may increase or sell any such interest, so long as in accordance with any and all applicable law. The said parties hereby waive any objection to the Escrow Agent so acting based upon conflict of interest or lack of impartiality. The Escrow Agent agrees to act impartially and in accordance with the terms of this Agreement and with the parties' respective instructions, so long as they are not in conflict with the terms of this Agreement.

         4. TERMINATION. This Agreement shall terminate on the earlier of (a) the date on which the Escrow and all other escrowed documents and things described herein shall have been fully disbursed in accordance with the terms and conditions of this Agreement, (b) any other date agreed to by the Buyer and the Company, or (c) the next business day after the expiration of the last of the Notes and the Warrants to be issued by the Company in accordance with the terms of the Securities Purchase Agreement, in which event the Escrow shall be disbursed in full to the Company.

         5. MISCELLANEOUS.

         5.1 INDEMNIFICATION OF ESCROW AGENT.

         (a) The Company and the Buyer each agree, jointly and severally, to indemnify the Escrow Agent for, and to hold him harmless against, any loss incurred without willful misconduct or bad faith on the Escrow Agent's part, arising out of or in connection with the administration of this Agreement, including the costs and expenses of defending himself against any claim or liability in connection with the exercise or performance of any of his powers or duties hereunder. This indemnification shall not apply to a party with respect to a direct claim against the Escrow Agent by such party alleging in good faith a breach of this Agreement by the

Escrow Agent, which claim results in a final non-appealable judgment against the Escrow Agent with respect to such claim.

         (b) In the event of any dispute as to the nature of the rights or obligations of the Buyer, the Company or the Escrow Agent hereunder, the Escrow Agent may at any time or from time to time interplead, deposit and/or pay all or any part of the Escrow Funds with or to a court of competent jurisdiction sitting in Wake County, North Carolina or in any appropriate federal court, in accordance with the procedural rules thereof. The Escrow Agent shall give notice of such action to the Company and the Buyer. Upon such interpleader, deposit or payment, the Escrow Agent shall immediately and automatically be relieved and discharged from all further obligations and responsibilities hereunder, including the decision to interplead, deposit or pay such funds.

         5.2 AMENDMENTS. This Agreement may be modified or amended only by a written instrument executed by each of the parties hereto.

         5.3 NOTICES. All communications required or permitted to be given under this Agreement to any party hereto shall be sent by first class mail or facsimile to such party at the address, except in the case of the Escrow Agent, of such party set forth in the Securities Purchase Agreement and, in the case of the Escrow Agent, at 3005 Anderson Drive, Suite 204, Raleigh, North Carolina U.S.A. 27609.

         5.5 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Escrow Agent shall not assign his duties under this Agreement.

         5.6 GOVERNING LAW. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.

         5.7 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                            [SIGNATURE PAGE FOLLOWS]

         [SIGNATURE PAGE TO ESCROW AGREEMENT DATED AS OF JAN. 31, 2000]





                                 THE COMPANY:

                                 CYNET, INC.

                                 By:
                                    ----------------------------------------
                                    Mr. Vincent W. Beale, Chairman




                                 THE BUYER:

                                 THE AUGUSTINE FUND, L.P.

                                 By:  Augustine Capital Management, Inc.,
                                      its General Partner

                                 By:
                                    ----------------------------------------
                                    Mr. Thomas F. Duszynski,
                                    Chief Operating Officer




                                 ESCROW AGENT:

                                 ------------------------------------------
                                 H. GLENN BAGWELL, JR., ESQ.

                                 Address:  3005 Anderson Drive, Suite 204
                                           Raleigh, North Carolina USA 27609
                                           Telephone 919.785.3113
                                           Telecopier 919.785.3116